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                                                                    EXHIBIT 10.5


                          LEASE EXTENSION AGREEMENT


        THIS LEASE EXTENSION AGREEMENT made on the 31st day of December, 1993, by and between SECOND COURTHOUSE PLAZA ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership (hereinafter "Landlord"), and TELCOM VENTURES, L.L.C., a Delaware limited liability company (hereinafter "Tenant").

        WITNESSETH:

        WHEREAS, Landlord and LCC, Incorporated, a Kansas corporation, entered into a lease agreement dated January 28, 1991 (the "Lease"), which provides for the leasing of Suite 1003, consisting of approximately 7,070 square feet of office space in the building known as Arlington Courthouse Plaza Two, located at 2300 Clarendon Boulevard, Arlington, Virginia, for a term expiring February 28, 1994, as extended to August 31, 1994 by a Lease Extension Agreement dated October 1, 1993;

        WHEREAS, by an Assignment of Lease and Landlord's Consent to Assignment of even date herewith, LCC, Incorporated, assigned all of its right, title and interest in the Lease, as previously extended, to tenant; and

        WHEREAS, the parties hereto desire to further extend the term of the aforesaid Lease.

        NOW, THEREFORE, the parties hereto agree as follows:

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                1.      The Lease is hereby extended for a further period of
Six (6) years and Three (3) months, commencing September 1, 1994 and expiring November 30, 2000.

                2. All of the terms and conditions of the Lease, except Sections 27, 28, 29, 30 and 45, as modified by a Lease Extension Agreement dated October 1, 1993, and by this Lease Extension Agreement, shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year hereinbefore first written.

WITNESS:                        LANDLORD:  SECOND COURTHOUSE
                                           PLAZA ASSOCIATES
                                           LIMITED PARTNERSHIP

                                    CHARLES E. SMITH MGM'T INC.
                                    AGENT FOR LANDLORD

/s/ ROSEMARY EMERSON            BY  /s/ RALPH P. SILVERMAN (SEAL)
- -------------------------------     -----------------------------
                                      Senior Vice President



ATTEST:                         TENANT:  TELCOM VENTURES, L.C.C.


/s/ JOHN S. FLICK               BY  /s/ RAJENDRA SINGH (SEAL)
- -------------------------------     -------------------------
General Counsel (Corporate Seal)        Name:
                                        Title:


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